============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  January 30, 2009
                                                         ----------------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


 Item 8.01 - Other Events

       As previously reported, on November 26, 2007 Reunion Industries, Inc. ("Reunion") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of
Connecticut, Bridgeport Division (the "Bankruptcy Court").   Reunion continues
to operate as "debtor-in-possession" in that proceeding under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Attached to and made a part of this Report is Reunion's Monthly Operating Report that was filed on January 22, 2009 with the Bankruptcy Court and the United States Trustee pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure.




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  January 30, 2009                       REUNION INDUSTRIES, INC.
       ----------------                            (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

-	2	-

































UNITED STATES BANKRUPTCY COURT
BRIDGEPORT DIVISION - DISTRICT OF CONNECTICUT
MONTHLY OPERATING REPORT


In re REUNION INDUSTRIES, INC.			Case No. 07-50727(AHWS)
      ------------------------                           --------------
							Reporting Period: DECEMBER 2008
									      -------------
                                          Federal Tax I.D. # 06-1439715
										-----------

CORPORATE MONTHLY OPERATING REPORT


REQUIRED DOCUMENTS                Form No.        Document   Explanation
								  Attached    Attached
-----------------------------    --------------   --------  ------------
Schedule of Cash Receipts
	and Disbursements		     MOR-1		    YES	     N/A
Bank Reconciliations		     MOR-1(CON'T)	    YES          N/A
Statement of Operations		     MOR-2		    YES 	     N/A
Balance Sheet			     MOR-3		    YES	     N/A
Status of Post-petition Taxes	     MOR-4		    YES	     N/A
Summary of Unpaid Post-petition
	Debts				     MOR-4		    YES	     N/A
Accounts Receivable 		     MOR-5		    YES	     N/A
Taxes Reconciliation & Aging	     MOR-5		    YES	     N/A
Payments -Insiders/Professionals   MOR-6		    YES	     N/A
Post Petition Status of Secured
	Notes, Leases Payable	     MOR-6		    YES	     N/A
Debtor Questionnaire		     MOR-7		    YES	     N/A


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



Authorized Individual  \s\ JOHN M. FROEHLICH, CFO	Date JAN. 24, 2009
			      -------------------------	     -------------





Authorized individual must be an officer, director or shareholder if debtor is a corporation.










						- A-1 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 1/4
CASH RECEIPTS AND DISBURSEMENTS
DECEMBER 2008
-------------


	Cash - beginning of period excluding		     $  6,542,557

	Plus: Collections on receivables				  1,504,232
	Plus:	Miscellaneous/Titan receipts				    112,155

	Less: Disbursements
		Net payroll							    348,272
		Payroll taxes						    148,325
		Titan disbursements					     37,268
		Other operating 						  1,342,554
		Income Tax payments					    150,000
		Reorganization:
			Professional fees					    168,458
			U.S. Trustee fees					          -
										 ----------
							Total			  2,194,877

	Increase(Decrease)in outstanding checks			    (54,638)
										 ----------
	Cash - end of period					     $  5,909,429
										 ==========































						- A-2 -








REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 2/4
BANK RECONCILIATION
AS OF DECEMBER 31, 2008
-----------------------






BANK					PNC BANK	PNC BANK	PNC BANK	PNC BANK
TYPE					OPERATING	PAYROLL		HEALTHCARE	PENSION
ACCOUNT NUMBER				2161326		2184149		2880718		10382890


Balance per books			$ 35,756	$     0		$ (4,069)	$      0
					========	=======		========	========

BANK BALANCE 				$ 60,772	$     0		$  3,776	$    710
Deposits in transit
Outstanding checks			 (25,016)	      -		  (7,845)	    (710)
Other - explain below
					--------	-------		--------	--------

Adj. Bank Balance			$ 35,756	$     0		$ (4,069)	$      0
					========	========	========	========

("Adj. Bank Balance" must equal "Balance per books".)



EXPLANATION OF OTHER:
































						- A-3 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 3/4
BANK RECONCILIATION
AS OF DECEMBER 31, 2008
-----------------------






BANK				PNC BANK	PNC BANK	PNC BANK
TYPE				PENSION		COLLATERAL	CARVE-OUT
ACCOUNT NUMBER			1011567058	1019820572	1019820847


Balance per books		$      0	$3,895,447	$1,511,722
				========	==========	 =========

BANK BALANCE 			$  6,205	$3,895,447	$1,511,722
Deposits in transit	       	       0
Outstanding checks		  (6,205)
Other - explain below		--------	----------	 ---------
Adj. Bank Balance		$      0	$3,895,447	$1,511,722
				========	==========	 =========

("Adj. Bank Balance" must equal "Balance per books".)
































						- A-4 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 4/4
BANK RECONCILIATION
AS OF DECEMBER 31, 2008
-----------------------






BANK				FIFTH THIRD	FIFTH THIRD	 Chase	      Chase
TYPE				OPERATING	  PAYROLL	Operating    Royalty
ACCOUNT NUMBER			7512940417	  1065629	1690008469  1820765236


Balance per books		$ 296,077	$       0	$ 87,605    $ 127,601
				=========	 ========	 =======     ========

BANK BALANCE 			$ 470,925	$       0	$ 98,516    $ 130,329
Deposits in transit
Outstanding checks		 (174,848)     		 (10,911)	(2,728)
Other - explain below
				---------	 --------	 -------     --------

Adj. Bank Balance		$ 296,077	$       0	$ 87,605    $ 127,601
				=========	 ========	 =======     ========

("Adj. Bank Balance" must equal "Balance per books".)


































						- A-5 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 2
INCOME STATEMENT
FOR THE PERIODS INDICATED
-------------------------
($ amounts in thousands)

									              Post
								       Month of  Petition to
									  Dec-08	31-Dec-08
									 --------	---------

Net Sales								$    990	$ 32,956
Cost of Sales:
	Standard Cost						     739	  24,177
	Variances & Other						     259	   2,867
									  ------	 -------

	Gross Profit						      (8)	   5,912

Operating Expenses:
	Marketing							      47	   1,050
	General & Admin						     528	   4,295
									  ------	 -------

	Operating Profit						    (583)	     567

Other Income(Expense)						    (190)	  39,849
Equity in China JV						      66         944
Reorganization exp:
	Professional fees						       -        (339)
	U.S. Trustee fees						       -  	     (71)
	Other
	Adequate Protection Paym't Exp.			       - 	    (450)
Interest Expense - excluding Adequate
	Protection Payments					    (522) 	  (3,781)
									  ------	 -------

	Profit before tax						  (1,229)	  36,719

Income Tax									 0	       0
									  ------	 -------

	Net Income							$ (1,229)	$ 36,719
									  ======	 =======



NOTE: Other income(expense) above primarily reflects the gain on
		the sale of the Company's CP Industries division in April of 2008.









						- A-6 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 3
COMPARITIVE BALANCE SHEET
AS OF THE PERIODS SHOWN
-----------------------
($ amounts in thousands)

					26-Nov-07		30-Nov-08	31-Dec-08
					---------  		---------	---------
ASSETS:
Cash and Equivalents		$     754		$   6,542	$  5,909
Net Receivables			    7,166		    2,349	   1,805
Net Inventory			   12,369		    1,947	   2,002
Other Current Assets		    3,029		    2,296	   3,753
					  -------     	  -------	 -------
		Current		   23,318		   13,134	  13,469

Net Property			    6,300		    3,484	   3,472
Goodwill				   10,994		    1,491	   1,491
CSV policies			    2,200		    2,195	   2,003
Interest in China JV		    3,009		    3,887	   2,462
					  -------		  -------	 -------
		Total			$  45,821		$  24,191	$ 22,897
					  =======		  =======	 =======
LIABILITIES & EQUITY:
Current Maturities of Debt	$       0		$       0	$      0
Trade Payables			    3,305		    2,732	   2,768
Accrued Income Taxes		        0		       11	      11
Accrued Interest			      544			660	     665
Customer Deposits			    4,424		        0	       0
Accrued Other			    4,272		    4,735	   4,826
					  -------		  -------	 -------
		Current		   12,545		    8,138	   8,270

Secured Debt and interest	   53,418		      500	     500
Other Liabilities			    3,101		      624	     427
					  -------		  -------	 -------
		Total Liabilities	   69,064		    9,262	   9,197

Total Equity			  (23,243)		   14,929	  13,700
					  -------		  -------	 -------

		Total			$  45,821		$  24,191	$ 22,897
					  =======		  =======	 =======


















						- A-7 -




REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 1/3
SUMMARY OF UNPAID POST PETITION TAXES AND DEBTS
AS OF DECEMBER 31, 2008
-----------------------
($ Amounts in 000's)



TAXES:
------
					 	  Beg					   End
						Liability	Accrued	Paid	 Liability
						---------	--------	-----	 ---------
	NON-PAYROLL TAXES:
	Sales					$   0					 $   0
	Excise				$   0					 $   0
	Real Property			$   0					 $   0
	Personal Property			$   0					 $   0



	PAYROLL TAXES - See attached pages 2 to 3
	-----------------------------------------
		Amount due for payrolls in the last half of
			December 2008 - paid in January.			  $ 53




DEBTS:
------
					        Days Past Due
					  ---------------------------
				Current	   0-30    31-60    61-90    Over 91      Total
				------  ----   ----   ----   ------    ------
Accounts Payable		$  359    $ 184   $  40    $   0    $ 2,185     $ 2,768
Wages Payable			   133    					       133
Taxes Payable			     0						         0
Rent-Building			     0						         0
Adequate Protection Paymts	     0						         0
Professional Fees		    71        0       5  	 0	    0	        76
Amounts due Insiders		     4        4       4	 4	  114	       130
				  ----      ---     ---      ---      -----       -----
	Total			$  568    $ 188   $  49    $   4    $ 2,299     $ 3,107
				 =====      ===     ===      ===      =====       =====



Explanations:
Wages represent hourly wages earned in the last half of December that were
	paid in January.
Professional fees are due Reid and Riege and are awaiting Bankruptcy Court
	approval.
Amounts due insiders represent post petition interest on note and guaranty fees.










						- A-8 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4	 			page 2/3
FIT/FICA TAX PAYMENTS and FUTA 940 TAX PAYMENTS
DECEMBER 2008
-------------

DATE
PAID	REF		HANNA		HQ		TOTAL
----	---		------	------	-------
DECEMBER
01	941		 36,092		10,995		 47,087
02							      0
03							      0
04							      0
05							      0
08							      0
09	941		 12,965				 12,965
10							      0
11							      0
12							      0
15							      0
16	941		 14,655				 14,655
17	941		 18,426		11,060		 29,486
18							      0
19							      0
22							      0
23	941		 13,855				 13,855
24							      0
26	941		 15,345				 15,345
29							      0
30							      0
31							      0
			-------		------		-------
TOTAL			111,338		22,055		133,393
			=======		======		=======







































						- A-9 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 3/3
PA., ILLINOIS, INDIANA AND WISCONSIN WITHHOLDING TAX PAYMENTS
DECEMBER 2008
-------------

DATE
PAID		STATE		HANNA		HQ		TOTAL
----		--------	--------	--------	----------
DECEMBER
01		PA				1,168		1,168
02		IL		3,383				3,383
03								    0
04								    0
05								    0
08								    0
09								    0
10		IL		1,332				1,332
11								    0
12								    0
15		WI		  836				  836
16								    0
17		IL		1,473				1,473
18		PA				1,250		1,250
19		IL,IN		1,670		   65		1,735
22								    0
23								    0
24		IL		1,401				1,401
26								    0
29		IL		1,506				1,506
30								    0
31		WI		  848				  848
				------		-----	      ------

TOTAL				12,449		2,483	      14,932
				======		=====         =====








































						- A-10 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 5
ACCOUNTS RECEIVABLE AND TAXES AGING
AS OF DECEMBER 31, 2008
------------------------
($ Amounts in 000's)




TRADE ACCOUNTS RECEIVABLE RECONCILIATION:
----------------------------------------
		Trade Receivables - beg of month			$ 2,461
		Plus: Invoiced during the month			  1,011
		Less: Amounts collected					 (1,504)
		Less: Credits/Adjustments				    (15)
										 ------
		Trade Receivables - end of month			$ 1,953
										 ======




ACCOUNTS RECEIVABLE AGINGS:
---------------------------
		0-30								$   974
		31-60								    785
		61-90								    107
		91+								     87
										 ------
			Total	trade receivables				  1,953
		Non-trade receivables					      0
		Less: Reserve for bad debts				   (148)
										 ------
		Net Receivables - per balance sheet			$ 1,805
										 ======


TAXES PAYABLE
-------------
		Taxes from December payrolls - paid in Jan.        $ 53
										    ===




















						- A-11 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 6
PAYMENTS TO INSIDERS and PROFESSIONALS and
STATUS OF SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS
DECEMBER 2008
-------------
	Of the total disbursements shown on MOR-1, list the amount paid to
	insiders and to professionals.  For payments to insiders, identify
	the type of compensation paid.
								PAID THIS		 TOTAL
					TYPE OF		  PERIOD		 POST
	NAME				PAYM'T		  AMOUNT		PETITION
------------------------	-----------		---------		--------
INSIDERS:
---------
Thomas N. Amonett			Director fees	  $ 1,500		$ 19,500
Charles E. Bradley		Director fees	  $ 9,833		$127,829
Thomas L. Cassidy			Director fees	  $ 1,500		$ 19,500
David E. Jackson			Director fees	  $ 1,500		$ 19,500
Joseph C. Lawyer			Director fees	  $ 4,625		$ 60,125
John G. Poole			Director fees	  $ 5,000		$ 65,000
Kimball J. Bradley, CEO		Salary		  $32,627		$424,151
John M. Froehlich, CFO		Salary		  $18,255		$237,315
Thomas J. Vogel, VP		Salary		  $ 9,350		$169,200

PROFESSIONALS:
--------------
											   TOTAL
				DATE OF		    PAID THIS	 TOTAL  INCURRED
				 COURT	 AMOUNT	PERIOD	PAID TO   AND
				 ORDER	APPROVED	AMOUNT	  DATE   UNPAID
				-------	--------  ---------	------- --------

Reid and Riege, PC     11/28/07   $ 545,036  $ 168,458    $ 545,036  $75,592



POST PETITION STATUS OF SECURED NOTES,LEASES AND ADEQUATE PROTECTION PAYMENTS:
------------------------------------------------------------------------------


						 MONTHLY	  PAID	  POST
						 PAYM'TS	 DURING	PETITION
	NAME OF CREDITOR			   DUE	  MONTH	 UNPAID
	-------------------------	---------   ---------   ---------
	SECURED NOTES:(Principal in default)
	ADEQUATE PROTECTION PAYMENTS:
	  U.S. Bank, as Trustee		 $      0	$       0 	 $      0


	LEASES
	------
	KWA Properties				 $ 70,198	 $ 70,198	 $      0
	IPC REIT - Stanwix Street Assoc	 $  9,362	 $  9,362	 $      0
	US Bancorp				 $  2,890	 $  2,890	 $      0









						- A-12 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 7
DEBTOR QUESTIONNAIRE
DECEMBER 2008
-------------

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item.
Attach additional sheets if necessary.

											YES	NO
											---	---
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE
	OF BUSINESS THIS REPORTING PERIOD?						 	 X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR
	IN POSSESSION ACCOUNT THIS REPORTING PERIOD? 					 X
3. IS THE DEBTOR DELINQUENT IN THE TIMELY FILING OF ANY POST-PETITION
	TAX RETURNS?										 X
4. ARE WORKERS' COMPENSATION, GENERAL LIABLIITY OR OTHER NECESSARY
	INSURANCE COVERAGES EXPIRED OR CANCELLED, OR HAS THE DEBOR
	RECEIVED NOTICE OF EXPIRATION OR CANCELLATION OF SUCH POLICIES?			 X
5. IS THE DEBTOR DELINQUENT IN PAYING ANY INSURANCE PREMIUM PAYMENT?			 X
6. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
	REPORTING PERIOD?									 X
7. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
	RELATED PARTIES?									 X
8. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?						 X
9. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?				 X
10.ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?						 X
11.ARE ANY OTHER POSTPETITION TAXES PAST DUE?						 X
12.HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?			 X
13.ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?				 X
14.ARE ANY WAGE PAYMENTS PAST DUE?								 X
15.HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		 	 X
16.IS THE DEBTOR DELINQUENT IN PAYING ANY U.S. TRUSTEE FEES?				 X
17.IS THE DEBTOR DELINQUENT WITH ANY COURT ORDERED PAYMENTS TO ATTORNEYS
	OR OTHER PROFESSIONALS?								 X
18.HAVE THE OWNERS OF SHAREHOLDERS RECEIVED ANY COMPENSATION OUTSTIDE OF
	THE NORMAL COURSE OF BUSINESS?							 X
































						- A-13 -